Supplement dated April 6, 2011 to Prospectuses dated May 1, 2010 for

AnnuiChoice® II, AdvantEdge, PinnaclePlus, and Pinnacle V

Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes an important change to a Variable Account Option and the corresponding Portfolio available in your variable annuity.  Please retain this supplement for future reference.

On April 29, 2011, the Columbia Mid Cap Value Fund, Variable Series is being purchased by the RiverSource Variable Portfolio — Mid Cap Value Fund.  Subsequently, the RiverSource Variable Portfolio — Mid Cap Value Fund will change its name to Columbia Variable Portfolio — Mid Cap Value Opportunity Fund.

To support the Columbia/RiverSource merger and name change, National Integrity Life Insurance Company will replace the Columbia Mid Cap Value Fund Variable Account Option in your variable annuity with a new Variable Account Option called Columbia Variable Portfolio — Mid Cap Value Opportunity Fund:

Existing Variable Account Option	Replacement Variable Account Option
Columbia Mid Cap Value, Variable Series, Class B	Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1

Any Account Value you have in the existing Variable Account Option at the end of the Business Day on April 29, 2011 will automatically be transferred to the replacement Variable Account Option.  You will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your contract.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the existing Variable Account Option will automatically be redirected to the replacement Variable Account Option.

Guaranteed Lifetime Income Advantage Rider - If you purchased a Guaranteed Lifetime Income Advantage Rider, this replacement will take effect as described above.  Your investment allocations will remain in compliance with all investment requirements associated with those riders.  No action is required on your part.